UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2022

DMY SQUARED TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-41519	88-0748933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DMYY.U	NYSE American
Class A common stock, par value $0.0001 per share	DMYY	NYSE American
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYY.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed by dMY Squared Technology Group, Inc. (the “Company”) on October 4, 2022 (the “Initial Form 8-K”), the Company completed its initial public offering (the “IPO”) of 6,000,000 units (the “Units”) pursuant to the Company’s registration statement on Form S-1 (File No. 333-267381). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Shares”) and one-half of one redeemable warrant of the Company (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating net proceeds to the Company of $59,135,000 (after giving effect to the reimbursement of certain of the Company’s expenses and the upfront portion of the underwriter’s discount, equal to $0.14 per Unit).

In connection with the IPO, the underwriter was granted an option to purchase up to an additional 900,000 Units to cover over-allotments, if any. On October 7, 2022, the underwriter exercised its over-allotment option in part, and on October 11, 2022, the underwriter purchased 319,000 Units (the “Over-Allotment Units”) at an offering price of $10.00 per Over-Allotment Unit, generating net proceeds to the Company of $3,145,340 (after giving effect to the underwriter’s discount, equal to $0.14 per Over-Allotment Unit).

Also as previously reported on the Initial Form 8-K, substantially concurrently with the closing of the IPO, the Company completed the private sale of 2,840,000 warrants (the “Private Placement Warrants”), at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, dMY Squared Sponsor, LLC (the “Sponsor”), generating proceeds to the Company of $2,840,000. On October 11, 2022, simultaneously with the sale of the Over-Allotment Units, the Company completed a further private placement (the “Additional Private Placement”) with the Sponsor for an additional 44,660 warrants (the “Additional Private Placement Warrants”) at a price of $1.00 per Additional Private Placement Warrant, generating proceeds to the Company of $44,660.

As previously reported on the Initial Form 8-K, substantially concurrently with the closing of the IPO, the Sponsor extended an overfunding loan to the Company in an aggregate amount of $900,000, equal to $0.15 per Unit, generating proceeds to the Company of $900,000. On October 11, 2022, simultaneously with the sale of the Over-Allotment Units, the Sponsor extended a further overfunding loan to the Company in an aggregate amount of $47,850, equal to $0.15 per Over-Allotment Unit (the “Additional Overfunding Loan”), generating proceeds to the Company of $47,850. As a result, the Company entered into a Promissory Note, dated October 11, 2022, issued to the Sponsor, a form of which was previously filed as exhibit to the Registration Statement.

A further $3,237,850, comprised of $3,145,340 of the net proceeds from the sale of the Over-Allotment Units (which amount includes $111,650 of the underwriters’ deferred discount on the sale of the Over-Allotment Units), $44,660 of the proceeds from the Additional Private Placement and $47,850 of the proceeds from the Additional Overfunding Loan, was placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

Approximately $64,137,850.00 of the net proceeds from the IPO (including the Over-Allotment Units), the sale of the Private Placement Warrants with the Sponsor (including the Additional Private Placement Warrants) and the overfunding loans from the Sponsor (including the Additional Overfunding Loan) have been deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of October 4, 2022, reflecting receipt of the net proceeds from the IPO, the sale of the Private Placement Warrants and the overfunding loans (excluding the proceeds from the sale of the Over-Allotment Units, the Additional Private Placement Warrants and the Additional Overfunding Loan) was previously filed by the Company as an exhibit to the Current Report on Form 8-K filed by the Company on October 11, 2022. The Company’s unaudited pro forma balance sheet as of October 4, 2022, reflecting receipt of the proceeds from the sale of the Over-Allotment Units, the Additional Private Placement Warrants and the Additional Overfunding Loan, is included as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on October 11, 2022, further to the closing of the offering of the Over-Allotment Units, the Company entered into a Subscriber Forfeiture Agreement (the “Forfeiture Agreement”) with the Sponsor pursuant to which the Sponsor forfeited 145,250 shares of Class B common stock, par value $0.0001 per share, of the Company (the “Subscriber Shares”) that the Sponsor purchased pursuant to a Securities Subscription Agreement dated March 3, 2022 by and between the Company and the Sponsor (as amended by a Subscriber Forfeiture and Amendment No. 1 to the Securities Subscription Agreement dated September 8, 2022 and a Subscriber Forfeiture and Amendment No. 2 to the Securities Subscription Agreement dated September 29, 2022, the “Subscription Agreement”), resulting in an aggregate of 1,579,750 Subscriber Shares outstanding, following the partial exercise its over-allotment option by the underwriter of the Company’s IPO as described in the Company’s Registration Statement on Form S-1, as amended (Registration No. 333-267381) filed with the U.S. Securities and Exchange Commission.

The foregoing description of the Forfeiture Agreement does not purport to be complete and is qualified in its entirety by reference to the Forfeiture Agreement, a copy of which is attached as Exhibit 10.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibits

10.1	Promissory Note, dated October 11, 2022, issued to the Sponsor.

10.2	Subscriber Forfeiture Agreement, dated October 11, 2022, between the Company and the Sponsor.

99.1	Unaudited Balance Sheet, as of October 4, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY SQUARED TECHNOLOGY GROUP, INC.

	By:	/s/ Harry L. You
	Name:	Harry L. You
	Title:	Co-Chief Executive Officer
Date: October 12, 2022